UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018 (May 14, 2018)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Decrease in Number of Directors

As previously reported by Pacific Premier Bancorp, Inc. (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 28, 2018,  Michael Pfau elected not to stand for re-election to the Company’s Board of Directors (the “Board”) at the Company’s 2018 annual meeting of stockholders, which was held on May 14, 2018 (the “Annual Meeting”).  As a result, the Company’s Board approved a reduction in the size of the Board of Directors of both the Company and Pacific Premier Bank (the wholly-owned bank subsidiary of the Company), from ten (10) members to nine (9) members, which reductions took effect immediately prior to the Annual Meeting.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (i) increase the authorized shares of common stock of the Company to 150,000,000 shares, (ii) eliminate the prohibition against stockholder action by written consent, (iii) remove the limitation that only the Board may call a special meeting of stockholders, (iv) permit the adoption, amendment or repeal of the Company’s bylaws upon the affirmative vote of holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote, and (v) eliminate the requirement that a supermajority vote of holders of the outstanding shares of capital stock of the Company entitled to vote be required to amend or repeal certain provisions of the Certificate of Incorporation (the amendments described in clauses (i) through (v) above being referred to as the “Governance Amendments”).  The Governance Amendments became effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 15, 2018.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 16, 2017, in connection with the approval of the Governance Amendments, the Board approved certain conforming changes to the Company’s bylaws, which changes automatically became effective concurrently with the effectiveness of the Governance Amendments and are reflected in the Company’s Amended and Restated Bylaws.

The description of the amendments to the Company’s Certificate of Incorporation and bylaws are qualified in their entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation of Pacific Premier Bancorp, Inc. and the Amended and Restated Bylaws of Pacific Premier Bancorp, Inc., copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated into this Item 5.03 by reference.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Set forth below are the nine items that were voted on at Annual Meeting and the stockholder votes on each such matter, as certified by the Annual Meeting inspector of election.  Each of the items below is described in further detail in the definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Commission on April 13, 2018 (the “Definitive Proxy Statement”).  Other than the nine items addressed below and described in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for stockholder action.  Each of the nine items that were voted on at the Annual Meeting was approved by the Company’s stockholders.

On the record date for the Annual Meeting, there were 46,504,586 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 42,907,359 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1:  Each of the Board’s nominees for director as listed in the Definitive Proxy Statement were elected to serve until the next annual meeting or until their successors are elected and qualified.  The votes were as follows:

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
John J. Carona	35,675,141	2,868,754	4,363,464
Ayad A. Fargo	38,369,886	174,009	4,363,464
Steven R. Gardner	38,002,204	541,691	4,363,464
Joseph L. Garrett	38,416,375	127,520	4,363,464
Jeff C. Jones	37,807,208	736,687	4,363,464
Simone F. Lagomarsino	38,108,401	435,494	4,363,464
Michael J. Morris	38,360,253	183,642	4,363,464
Zareh H. Sarrafian	38,362,209	181,686	4,363,464
Cora M. Tellez	38,393,035	150,860	4,363,464

Proposal 2:  The proposal to amend the  Certificate of Incorporation to increase the Company’s authorized shares of common stock from 100,000,000 to 150,000,000 shares was approved, having received the following votes:

For	Against	Abstain
42,200,409	656,157	50,793

Proposal 3:  The proposal to amend the Certificate of Incorporation to remove the prohibition against stockholder action by written consent was approved, having received the following votes:

For	Against	Abstain	Broker Non- Votes
38,094,648	413,579	35,668	4,363,464

Proposal 4:  The proposal to amend the Certificate of Incorporation to remove the limitation that only the Company’s Board may call special meetings of stockholders was approved, having received the following votes:

For	Against	Abstain	Broker Non- Votes
38,421,473	48,413	74,009	4,363,464

Proposal 5:  The proposal to amend the Certificate of Incorporation to permit the adoption, amendment or repeal of the Company’s Bylaws upon the affirmative vote of holders of at least a majority of the outstanding shares of capital stock entitled to vote was approved, having received the following votes:

For	Against	Abstain	Broker Non- Votes
38,404,903	51,949	87,043	4,363,464

Proposal 6:  The proposal to amend the Certificate of Incorporation to eliminate the requirement that a supermajority vote of the holders of the outstanding shares of capital stock entitled to vote be required to amend or repeal certain provisions of our Certificate of Incorporation was approved, having received the following votes:

For	Against	Abstain	Broker Non- Votes
38,400,400	84,458	59,037	4,363,464

Proposal 7:  The compensation of the Company’s Named Executive Officers (as defined in the Definitive Proxy Statement) was approved, on a non-binding advisory basis, having received the following votes:

For	Against	Abstain	Broker Non- Votes
37,378,689	1,099,636	65,570	4,363,464

Proposal 8:  Future advisory votes to be conducted on an annual basis regarding the Named Executive Officers’ compensation was approved, on a non-binding advisory basis, having received the following votes:

1 Year	2 Years	3 Years	Abstain
36,452,784	272,117	1,737,564	81,430

Proposal 9:  The appointment of Crowe Horwath LLP as the independent auditor of the Company for the fiscal year ending December 31, 2018 was ratified, having received the following votes:

For	Against	Abstain
42,711,526	150,544	45,289

Based on the results of the stockholder votes on Proposal 8 above, and as recommended by the Board, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Pacific Premier Bancorp, Inc., effective as of and as filed with the Delaware Secretary of State on May 15, 2018

3.2	Amended and Restated Bylaws of Pacific Premier Bancorp, Inc., effective as of May 15, 2018

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Pacific Premier Bancorp, Inc., effective as of and as filed with the Delaware Secretary of State on May 15, 2018

3.2	Amended and Restated Bylaws of the Company, effective as of May 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 15, 2018	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer